Income Taxes	6 Months Ended	12 Months Ended
	Dec. 31, 2015	Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income Taxes

(6) INCOME TAXES

The Company, a limited liability company, is taxed at the Holdings level.  All income tax balances resulting from the operations of Zayo Group, on a separate return basis, are reflected in these financial statements.

The Company’s provision for income taxes from operations is summarized as follows:

	Three months ended December 31,		Six months ended December 31,
	2015	2014	2015	2014
Current Income Taxes	(in millions)
Federal	$0.7	$1.6	$0.8	$3.1
State	3.1	0.9	3.5	1.8
Foreign	1.0	—	1.2	0.8
Total	$4.8	$2.5	$5.5	$5.7
Deferred Income Taxes
Federal	$8.2	$(5.2)	$9.9	$1.1
State	(2.0)	(1.4)	(2.2)	(1.2)
Foreign	0.1	(0.2)	0.6	(0.5)
Total	6.3	(6.8)	8.3	(0.6)
Total provision/(benefit) for income taxes	$11.1	$(4.3)	$13.8	$5.1

The United States and foreign components of loss from operations before income taxes for the three and six months ended December 31, 2015 and 2014 are as follows:

	Three months ended December 31,		Six months ended December 31,
	2015	2014	2015	2014
	(in millions)
United States	$1.6	$0.1	$(12.1)	$(92.2)
Foreign	(1.3)	(0.7)	(0.1)	(9.3)
Total	$0.3	$(0.6)	$(12.2)	$(101.5)

The Company’s effective income tax rate differs from what would be expected if the federal statutory rate were applied to earnings before income taxes primarily because of certain expenses that represent permanent differences between book and tax expenses and deductions, such as the stock-based compensation expense related to the common units of Communications Infrastructure Investments, LLC (“CII”) that is recorded as an expense for financial reporting purposes but is not deductible for tax purposes (See Note 7 – Equity).

A reconciliation of the actual income tax provision and the tax computed by applying the U.S. federal rate to the earnings before income taxes during the three and six-month periods ended December 31, 2015 and 2014 is as follows:

	Three months ended December 31,		Six months ended December 31,
	2015	2014	2015	2014
	(in millions)
Expected benefit at the statutory rate	$(0.1)	$(0.3)	$(4.3)	$(35.6)
Increase/(decrease) due to:
Non-deductible stock-based compensation	10.0	(5.1)	17.4	42.1
State income taxes benefit, net of federal benefit	0.1	—	(0.5)	(4.5)
Transactions costs not deductible for tax purposes	0.5	0.1	0.5	0.4
Foreign tax rate differential	0.4	(0.3)	0.3	0.8
Other, net	0.2	1.3	0.4	1.9
Provision/(benefit) for income taxes	$11.1	$(4.3)	$13.8	$5.1

Each interim period, management estimates the annual effective tax rate and applies that rate to its reported year-to-date earnings. The tax expense or benefit related to items for which management is unable to make reliable estimates or that are significant, unusual, or extraordinary items that will be separately reported, or reported net of their related tax effect, are individually computed and are recognized in the interim period in which those items occur. In addition, the effect of changes in enacted tax laws, tax rates or tax status is recognized in the interim period in which the change occurs.

The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgments, including but not limited to the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent differences, and the likelihood of realizing deferred tax assets generated in both the current year and prior years. The accounting estimates used to compute the interim provision for income taxes may change as new events occur, more experience is acquired, additional information is obtained, or the tax environment changes.

(9) INCOME TAXES

The Company, a limited liability company, is taxed at the Holdings level.  All income tax balances resulting from the operations of Zayo Group, on a separate return basis, are reflected in these financial statements.

The Company’s (benefit)/provision for income taxes from operations are summarized as follows (in millions):

The United States and foreign components of (loss)/benefit from operations before income taxes are as follows (in millions):

	Year Ended June 30,
	2015	2014	2013
Current Income Taxes
Federal	$1.7	$6.3	$—
State	4.4	3.8	1.7
Foreign	(1.6)	3.3	—
Total	$4.5	$13.4	$1.7
Deferred Income Taxes
Federal	$(8.6)	$26.3	$(23.5)
State	(6.9)	1.2	(3.5)
Foreign	2.3	(0.6)	3.5
Total	(13.2)	26.9	(23.5)
Total (benefit)/provision for income taxes	$(8.7)	$40.3	$(21.8)

The United States and foreign components of loss from operations before income taxes are as follows (in millions):

	Year Ended June 30,
	2015	2014	2013
United States	$(159.4)	$(127.8)	$(179.5)
Foreign	$(4.4)	$(9.0)	$15.8
Total	$(163.8)	$(136.8)	$(163.7)

The Company’s effective income tax rate differs from what would be expected if the federal statutory rate were applied to earnings before income taxes primarily because of certain expenses that represent permanent differences between book and tax expenses and deductions, such as the stock-based compensation expense related to the Company’s CII common units that is recorded as an expense for financial reporting purposes but is not deductible for tax purposes.

A reconciliation of the actual income tax provision and the tax computed by applying the U.S. federal rate to the earnings before income taxes during the years ended June 30, 2015, 2014 and 2013 are as follows (in millions):

	Year ended June 30,
	2015	2014	2013
Expected benefit/provision at the statutory rate	$(57.3)	$(47.9)	$(57.1)
Increase/(decrease) due to:
Non-deductible stock-based compensation	59.4	96.5	35.6
State income taxes benefit, net of federal benefit	(7.4)	(6.3)	(1.9)
Transactions costs not deductible for tax purposes	0.7	0.8	1.3
Reversal of uncertain tax positions, net	—	(2.6)	—
State NOL adjustment	—	—	2.8
Change in effective tax rate	(2.2)	(0.3)	—
Change in valuation allowance	—	1.3	—
Foreign tax rate differential	0.6	1.0	(2.3)
Other, net	(2.5)	(2.2)	(0.2)
(Benefit)/provision for income taxes	$(8.7)	$40.3	$(21.8)

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The tax effect of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are as follows (millions):

	June 30,
	2015	2014
Deferred income tax assets
Net operating loss carry forwards	$434.0	$415.6
Alternate minimum tax credit carryforwards	8.4	6.3
Deferred revenue	243.5	190.7
Accrued expenses	27.9	22.4
Other liabilities	14.4	7.6
Reserves against accounts receivable	10.2	6.4
Other	17.4	2.1
Total deferred income tax assets	755.8	651.1
Valuation allowance	(1.1)	(2.2)
Net deferred tax assets	754.7	648.9
Deferred income tax liabilities
Property and equipment	468.9	374.4
Intangible assets	327.2	239.3
Debt issuance costs	18.8	27.2
Total deferred income tax liabilities	814.9	640.9
Net deferred income tax assets/(liabilities)	$(60.2)	$8.0

As of June 30, 2015, the Company had $1,115.0 million of federal net operating loss ("NOL") carry forwards. It utilized approximately $95.9 million during Fiscal 2015.  The Company has completed several acquisitions in which it acquired net operating loss tax attributes as part of the purchase.  These acquisitions, however, were considered a "change in ownership within the meaning of Section 382 of the Internal Revenue Code and, as a result, such NOL carry forwards are subject to an annual limitation, reducing the amount available to offset income tax liabilities absent the limitation.  Currently available NOL carry forwards as of June 30, 2015 are approximately $485.9 million.  An additional $185.9 million will become available for use during fiscal year ended June 30, 2016.  The Company's NOL carry forwards, if not utilized to reduce taxable income in future periods, will expire in various amounts beginning in 2020 and ending in 2032.

As of June 30, 2015, the Company had approximately $11.6 million of foreign jurisdiction net operating loss carry forwards, primarily in France.  The majority of these foreign jurisdiction net operating loss carry forwards do not expire.

As of June 30, 2015, the Company had tax-effected state net operating loss carry forwards of approximately $38.7 million, which are subject to limitations on their utilization and have various expiration dates through 2032.

Management believes it is more likely than not that it will utilize its net deferred tax assets to reduce or eliminate tax payments in future periods, with the exception of deferred tax assets related to a foreign subsidiary. The Company’s evaluation encompassed (i) a review of its recent history of taxable income for the past three years and (ii) a review of internal financial forecasts demonstrating its expected ability to fully utilize its deferred tax assets prior to expiration.

Release of Accrual for Uncertain Tax Position

During Fiscal 2014, the Company released an accrual of $2.6 million related to an uncertain tax position previously recognized in connection with the FiberNet acquisition upon settlement of the matter with the Internal Revenue Service. The uncertain tax position was associated with a deduction taken for accelerated vesting of restricted stock units. This reduced the Company's estimated effective tax rate for the fiscal year ended June 30, 2014. The remaining accrual was recorded as a reduction of the deferred tax assets associated with the Company's net operating loss carry forwards.

Unrecognized tax benefits represent the aggregate tax effect of differences between tax return positions and the amounts otherwise recognized in the Company’s financial statements, and as a result of the substantial NOL carry forwards, are netted against the Company’s deferred tax asset balance in the consolidated balance sheets.

A reconciliation of the beginning and ending amount of unrecognized tax benefits, excluding interest and penalties, is as follows (in millions):

Year Ended June 30, 2014
Balance, beginning of year	$6.4
Decreases	(6.4)
Balance, end of year	$—